UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2016

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2255 Glades Road, Suite 342W, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 443-5301

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Midcap Funding X Trust

As previously reported by Twinlab Consolidated Holdings, Inc. (the “Company”) in the Company’s (i) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vi) Current Report on Form 8-K filed with SEC on October 8, 2015, (vii) Current Report on Form 8-K filed with the SEC on February 3, 2016, (viii) Current Report on Form 8-K filed with the SEC on April 11, 2016, and (ix) Current Report on Form 8-K filed with the SEC on August 16, 2016, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (“NSL”), NutraScience Labs IP Corporation (“NSLIP”), Organic Holdings LLC (“Organic”), Reserve Life Organics, LLC (“Reserve”), Resvitale, LLC (“Resvitale”), Re-Body, LLC (“Re-Body”), Innovitamin Organics, LLC (“Innovitamin”), Organics Management LLC (“Organics Mgmt.”), Cocoawell, LLC (“Cocoawell”), Fembody, LLC (“Fembody”), Reserve Life Nutrition, L.L.C. (“Reserve Life”), Innovita Speciality Distribution, LLC (“Innovita”) and Joie Essance, LLC (“Joie” and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, that certain Amendment No. 9, dated as of April 5, 2016, and that certain Amendment No. 10 dated as of August 11, 2016 the (“Credit Agreement”).

On September 2, 2016, the Twinlab Companies and MidCap entered into an Amendment No. 11 to Credit and Security Agreement (the “MidCap Eleventh Amendment”). Pursuant to the MidCap Eleventh Amendment, an Additional Tranche of $2,000,000 has been activated, such that the Revolving Loan Commitment as of the date of the closing of Amendment No. 11 shall be $17,000,000 and if the Additional Tranche is fully activated by the Twinlab Companies, subject to approval by MidCap in its sole discretion, such amount shall increase to $20,000,000.

The foregoing description of the MidCap Eleventh Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Amendment No. 11 to Credit and Security Agreement, dated as of September 2, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2016	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ William E. Stevens
William E. Stevens
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amendment No. 11 to Credit and Security Agreement, dated as of September 2, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.